EXHIBIT 10.1

                      WESTERN UNITED FINANCIAL CORPORATION

                             SUBSCRIPTION AGREEMENT

        THIS SUBSCRIPTION AGREEMENT (this "Agreement") is made as of the 26th day of October, 2006, by and between Western United Financial Corporation, a Delaware corporation (the "Company"), and Western United Funding, LLC, a California limited liability company ("Purchaser").

        WHEREAS, the Company desires to commit to issue and sell, and Purchaser desires to commit to purchase and acquire, Units and Common Stock (each as defined herein) on the terms and conditions hereinafter set forth;

        NOW, THEREFORE, IT IS AGREED between the parties as follows:

        1. COMMITMENT TO PURCHASE UNITS. Subject to and immediately prior to the consummation of the Company's initial public offering (the "IPO"), Purchaser hereby agrees to subscribe for and purchase from the Company, and the Company hereby agrees to issue and sell to Purchaser, 62,500 units (the "Units") at a purchase price of $8.00 per Unit for an aggregate purchase price of $500,000. Each Unit consists of one share of the common stock of the Company, par value $0.01 per share (the "Common Stock"), and one warrant exercisable for one share of Common Stock. Each warrant shall entitle the holder thereof to purchase one share of Common Stock at an exercise price of $6.00, in accordance with the terms of the Warrant as set forth in the Warrant Agreement to be entered into by and between the Company and a warrant agent to be determined by the Company. The Warrant Agreement shall be substantially in the form attached hereto as Exhibit A (the "Warrant Agreement"). The closing of the purchase and sale of the Units hereunder, including payment for and delivery of the Units, shall occur at the offices of the Company immediately prior and subject to consummation of the IPO.

        2. COMMITMENT TO PURCHASE COMMON STOCK. Pursuant to a letter agreement to be entered into between Purchaser and Sandler O'Neill & Partners, L.P., which shall be substantially in the form attached hereto as Exhibit B, Purchaser has committed that after the consummation of the IPO and during the first forty (40) trading days (the "Warrant Support Period") beginning on the later of the date separate trading of the Company's warrants has commenced and sixty (60) calendar days after the end of the "restricted period" under Regulation M, it will place an irrevocable order with an independent third-party broker-dealer to purchase, to the extent available, up to $1,000,000 of the Company's warrants in the public marketplace if the public marketplace price is $0.70 or less per warrant. Purchaser has agreed to purchase such warrants pursuant to an agreement in accordance with the guidelines specified by Rule 10b-18 under the Securities Exchange Act of 1934 through an independent broker-dealer registered under
Section 15 of the Exchange Act, which is not affiliated with the Company nor part of the underwriting or selling group in the IPO. Purchaser hereby agrees to subscribe for and purchase from the Company, and the Company hereby agrees to issue and sell to Purchaser a number of shares of Common Stock, at a purchase price of $8.00 per share, such that the aggregate purchase price of such shares of Common Stock shall be equal to $1,000,000 less the amount expended by Purchaser to purchase the Company's warrants in the public marketplace during the Warrant Support Period. The closing of the purchase and sale of the Common Stock hereunder, including payment for and delivery of the Common Stock, shall occur at the offices of the Company on the third business day after the expiration of the Warrant Support Period.

        3. PAYMENT OF PURCHASE PRICE. The purchase price for the Units and the Common Stock (collectively, the "Securities") shall be tendered in full at the applicable closing by one or a combination of the following means:

                (a) wiring of immediately available United States funds to an account for the benefit of the Company, pursuant to wire instructions provided by the Company in advance; or

                (b) by delivery of a cashiers check to the Company of immediately available United States funds.

        4. ACCEPTANCE OR REJECTION OF AGREEMENT. The Company has the right to reject this Agreement and any subscription for the Securities represented hereby in whole or in part, for any reason and at any time prior to a closing, notwithstanding receipt by Purchaser or prior notice of acceptance of such subscription. The Securities subscribed for herein will not be deemed issued to or owned by Purchaser until a copy of this Agreement has been executed by the Company and Purchaser and a closing with respect to such Securities has occurred. In the event that a closing does not take place for any reason with respect to some or all of the Securities, all cash proceeds delivered by Purchaser in accordance herewith with respect to such Securities shall be returned to Purchaser as soon as practicable, without interest, offset or deduction.

        5. LIMITATIONS ON TRANSFER. Purchaser shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Securities (and the underlying securities) during the "Escrow Share Period" (as defined in a securities escrow agreement substantially in the form attached hereto as Exhibit C (the "Securities Escrow Agreement"), dated on or about the effective date of the IPO to be entered into by and between the Company and an escrow agent to be determined by the Company), except (i) as otherwise permitted by the Securities Escrow Agreement, (ii) in compliance with applicable securities laws and (iii) in compliance with the Warrant Agreement.

        6. RESTRICTIVE LEGENDS. All certificates representing the Securities (and any underlying securities thereof) shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

                (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                (b) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE ASSIGNED, HYPOTHECATED, DONATED, ENCUMBERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THAT CERTAIN SECURITIES ESCROW AGREEMENT DATED ____________, 2006, AND THAT CERTAIN WARRANT AGREEMENT DATED AS OF _____________, 2006, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY."

                (c) Any legend required by appropriate blue sky officials.

        7. INVESTMENT REPRESENTATIONS. In connection with the purchase of the Securities, Purchaser represents to the Company the following:

                (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is purchasing the Securities for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Act"). Purchaser understands that the Company is a blank check development stage company recently formed for the purpose of consummating an initial business combination (an "Initial Acquisition") and understands that there is no assurance as to the future performance of the Company and that the Company may never effectuate an Initial Acquisition.

                (b) Purchaser understands that the Securities (and the securities underlying the Units) have not been registered under the Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

                (c) Purchaser further acknowledges and understands that the Securities (and the securities underlying the Units) must be held indefinitely unless the Securities (and the securities underlying the Units) are subsequently registered under the Act or an exemption from such registration is available. Purchaser understands that the certificates evidencing the Securities (and the securities underlying the Units) will be imprinted with a legend which prohibits the transfer of the Securities (and the securities underlying the Units) unless the Securities (and the securities underlying the Units) are registered or such registration is not required in the opinion of counsel for the Company.

                (d) Purchaser is familiar with the provisions of Rule 144 under the Act, as in effect from time to time ("Rule 144"), which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Unless the Company registers the Securities (and the securities underlying the Units) under the Act, the Securities (and the securities underlying the Units) may be resold by Purchaser only in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company and (ii) the resale occurring following the required holding period under Rule 144 after Purchaser has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.

                (e) Purchaser further understands that at the time Purchaser wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser would be precluded from selling the Securities (and the securities underlying the Units) under Rule 144 even if the minimum holding period requirement had been satisfied. Notwithstanding Sections 7(d) and
(e) hereof, Purchaser understands that he may be considered a promoter of the Company and understands that it is the position of the Securities and Exchange Commission (the "SEC") that promoters or affiliates of a blank check company and their transferees, both before and after a an Initial Acquisition, would act as an "underwriter" under the Act when reselling the securities of a blank check company. Accordingly, the SEC believes that those securities can be resold only through a registered offering and that Rule 144 would not be available for those resale transactions despite technical compliance with the requirements of Rule 144.

                (f) Purchaser represents that Purchaser is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the SEC under the Act.

                (g) Purchaser has all necessary limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All limited liability company action necessary to be taken by Purchaser to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by Purchaser in connection with the transactions contemplated hereby has been duly and validly taken, and this Agreement has been duly executed and delivered by Purchaser. Subject to the terms and conditions of this Agreement, this Agreement constitutes the valid, binding and enforceable obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (ii) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Agreement. The purchase by Purchaser of the Securities does not conflict with the organizational documents of Purchaser or with any material contract by which Purchaser or its property is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to Purchaser or its property. The principal place of business and executive offices of Purchaser are as set forth on the signature page hereto.

        8. COMPANY REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to Purchaser that the Company has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has been duly executed and delivered by the Company. Subject to the terms and conditions of this Agreement, this Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (ii) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Agreement. The sale by the Company of the Securities does not conflict with the certificate of incorporation or by-laws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property.

        9. INDEMNIFICATION. Purchaser hereby agrees to indemnify and hold harmless the Company, its respective officers, directors, stockholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by Purchaser and contained herein, or (b) arise out of or are based upon any breach by Purchaser of any representation, warranty, or agreement made by the Purchaser contained herein.

        10. MISCELLANEOUS.

                (a) NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (iii) five calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the other party hereto at such party's address hereinafter set forth on the signature page hereof, or at such other address as such party may designate by ten days advance written notice to the other party hereto.

                (b) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser's successors, and assigns.

                (c) ATTORNEYS' FEES; SPECIFIC PERFORMANCE. Purchaser shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys' fees.

                (d) GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law thereof. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company's principal place of business.

                (e) FURTHER EXECUTION. The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

                (f) INDEPENDENT COUNSEL. Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company and that Skadden, Arps, Slate, Meagher & Flom LLP does not represent, and is not acting on behalf of, Purchaser. Purchaser has been provided with an opportunity to consult with Purchaser's own counsel with respect to this Agreement.

                (g) ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

                (h) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then
(i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                (j) SURVIVAL. The representations and warranties contained herein will survive the delivery of, and the payment for, the Securities.

                IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        COMPANY:

                                        WESTERN UNITED FINANCIAL CORPORATION

                                        By: /s/ V. Charles Jackson
                                            -------------------------------
                                            Name: V. Charles Jackson
                                            Title: Chief Executive Officer

                                        Address:
                                            c/o Western United Management, LLC
                                            70 South Lake Avenue
                                            Suite 900
                                            Pasadena, California  91101


                                        PURCHASER:

                                        WESTERN UNITED FUNDING, LLC

                                        By: /s/ V. Charles Jackson
                                            -------------------------------
                                            Name: V. Charles Jackson
                                            Title:  Manager

                                        Address:
                                            c/o Western United Management, LLC
                                            70 South Lake Avenue
                                            Suite 900
                                            Pasadena, California  91101